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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) January 11, 2002


                               __________________

                          CRESTLINE CAPITAL CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

         Maryland                      1-14635                  52-2151967
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


                 6600 Rockledge Drive, Bethesda, Maryland 20817
               (Address of Principle Executive Offices) (Zip Code)


                               __________________


        Registrant's Telephone Number, Including Area Code (240) 694-2000



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                                    FORM 8-K

Item 2.  Acquisition or Disposition of Assets

         Crestline Capital Corporation (the "Company) announced that it has closed on the previously announced sale of its portfolio of 31 senior living communities to Senior Housing Properties Trust ("SNH"), a real estate investment trust (REIT) based in Newton, Massachusetts on January 11, 2002. Total consideration for the transaction was $600 million. The Company provided $25 million of seller financing to SNH. The note has a 10% interest rate and a maturity of two years.

Item 7.  Financial Statements and Exhibits

         (b)   Pro Forma Financial Information.

               The following pro forma financial information is incorporated by reference to the Company's Definitive Proxy Statement dated November 13, 2001:

               o   Unaudited Pro Forma Balance Sheet as of September 7, 2001
               o Unaudited Pro Forma Statement of Operations for the Thirty-six Weeks Ended September 7, 2001
               o Unaudited Pro Forma Statement of Operations for the Fiscal Year Ended December 29, 2000

         (c)   Exhibits.

         99.1 Press Release Announcing the Closing of the Sale of the Company's Senior Living Community Portfolio.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CRESTLINE CAPITAL CORPORATION

                                      By: /S/ LARRY K. HARVEY
                                      -----------------------------------------
                                          Larry K. Harvey
                                          Senior Vice President, Treasurer
                                           and Controller

Date:    January 17, 2002
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